NONSTATUTORY STOCK OPTION
                                 GRANT AGREEMENT

     THIS AGREEMENT is entered into this 1st day of November, 2004, between Mission Resources Corporation, a Delaware corporation (the "Company"), and Tom Langford, an employee of the Company ("Grantee").

     WHEREAS, effective as of November 1, 2004, Grantee became an employee of the Company and as an inducement for such employment the Board of Directors of the Company (the "Board") authorized and approved the grant of this Nonstatutory Stock Option to Grantee subject to the terms and conditions provided in this Nonstatutory Stock Option Agreement (the "Agreement") with a view to increasing Grantee's interest in the Company's welfare and growth.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties do hereby agree as follows:

     Section 1. Grant of Option. Subject to all of the terms, conditions and provisions of this Agreement, the Company hereby grants to Grantee a Nonstatutory Stock Option (the "Option") pursuant to which Grantee shall have the right and option to purchase from the Company all or any part of an aggregate of 300,000 shares ("Option Shares") of the common stock of the Company, par value $0.01 per share ("Common Stock"). The Option Shares, when issued to Grantee upon the exercise of the Option, shall be fully paid and nonassessable. This Option is being granted in the inducement and consideration of the employment of Grantee with the Company.

     Section 2. Option Price. The purchase price payable by Grantee to the Company in exercise of this Option shall be $6.225 per share of Common Stock (the "Option Price"), being the Fair Market Value on November 1, 2004, (the "Grant Date"). The Option Term shall be from the Grant Date until the tenth
(10th) anniversary of the Grant Date.

     Section 3. Exercise Period and Exercise of Option. The Option shall vest and become exercisable as to 33.3% of the Option Shares covered hereby on November 1, 2004; as to 66.6% of the Option Shares one (1) year following the Grant Date and as to 100% of the Option Shares covered hereby two (2) years following the Grant Date. Any Option Shares which remain unexcercised on the tenth (10th) anniversary of the Grant Date shall expire. Unless otherwise provided herein, the Option may be exercised at any time with respect to the vested portion as long as Grantee has been continuously employed by the Company, its parent, or a subsidiary from the Grant Date until the Option is exercised.

     Section 4. This Agreement and the grant of the Option are subject to administration by and the rules and procedures established by the compensation committee of the Board or a committee of independent directors of the Board appointed by the Board to administer this Agreement (collectively, the "Committee") and the Committee shall have the exclusive authority to construe and interpret the terms of this Agreement and to provide omitted terms to carry out this Agreement. The Committee shall have the authority to take all actions that it deems advisable for the administration of this Agreement.


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     Section 5. Vesting and Exercise Upon Termination of Employment.

     (a) Termination of Employment. If the Grantee's employment is terminated for any reason other than as described below, any nonvested portion of the Option at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Option that was vested as of the termination date for a period that shall end on the earlier of (i) the expiration date set forth in Section 2 hereof with respect to the vested portion of such Option or (ii) the date that occurs ninety (90) days after his termination date. All determinations regarding whether and when there has been a termination of employment shall be made by the Committee.

     (b) Termination of Employment for Cause. In the event of the termination of a Grantee's employment for Cause (as defined below), all vested and nonvested Options shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of employment. Cause shall mean (i) the willful failure or refusal of the Grantee to render services to the Company in accordance with his obligations under the employment agreement between Grantee and the Company dated November 1, 2004 (the "Employment Agreement"), including, without limitation, the willful failure or refusal of the Grantee to comply with the work rules, policies, procedures, and directives as established by the Chairman and Chief Executive Officer and the Board of Directors of the Company and consistent with Employment Agreement; such failure or refusal to be uncured and continuing for a period of not less than fifteen
(15) days after notice outlining the situation is given by the Company to the Grantee; (ii) the commission by the Grantee of an act of fraud or embezzlement;
(iii) the commission by the Grantee of any other action with the intent to injure the Company; (iv) the Grantee having been convicted of a felony or a crime involving moral turpitude; (v) the Grantee having misappropriated the property of the Company; (vi) the Grantee having engaged in personal misconduct which materially injures the Company; or (vii) the Grantee having willfully violated any law or regulation relating to the business of the Company which results in material injury to the Company.

     (c) Retirement. Upon the retirement of Grantee:

     (i) any nonvested portion of any outstanding Option shall immediately terminate and no further vesting shall occur; and

     (ii) any vested Option shall expire on the earlier of (A) the expiration date set forth in Section 2 hereof; or (B) the expiration of six (6) months after the date of retirement.

     (d) Disability or Death. Upon termination of employment as a result of the Grantee's Disability or death:

     (i) any nonvested portion of the Option shall immediately terminate upon termination of employment and no further vesting shall occur; and


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     (ii) any vested Option shall expire on the earlier of either (A) the expiration date set forth in Section 2 hereof or (B) the one (1) year anniversary date of the Grantee's termination of employment date.

     For purposes of this Agreement, the Grantee shall be deemed to have become disabled when the Board of Directors of the Company, upon verification by a physician designated by the Company, shall have determined that the Grantee has become physically or mentally unable (excluding infrequent and temporary absences due to ordinary illness) to perform the essential functions of his duties under the Employment Agreement with reasonable accommodation.

     (e) Termination Benefits Upon Involuntary Termination or Termination for Good Reason. In the event that the Company terminates the Employment Agreement and the Grantee's employment with the Company for any reason other than for Cause or the death or Disability of the Grantee, or the Grantee terminates the Employment Agreement and his employment with the Company for Good Reason (as defined below), the nonvested portion of the Option hereunder shall be 100% vested and the extension of the Grantee's right to exercise 100% of the Option shall be equal to a period equal to the lesser of A. one (1) year following the date of termination or B. the remaining term of the applicable option as described in Section 2;

     Grantee shall be entitled to terminate the Employment Agreement and his employment with the Company at any time upon thirty (30) days written notice to the Company for "Good Reason" (as defined below). Grantee's termination of employment shall be for "Good Reason" if such termination is a result of any of the following events:

     (i) The Grantee is assigned any responsibilities or duties materially inconsistent with his position, duties, responsibilities and status with the Company as in effect at the date of the Employment Agreement or as may be assigned to the Grantee pursuant to Section 2 of the Employment Agreement; or his title or offices as in effect at the date of the Employment Agreement or as the Grantee may be appointed or elected to in accordance with Section 2 of the Employment Agreement are changed; or the Grantee is required to report to or be directed by any person other than the Chairman and Chief Executive Officer and the Board of Directors of the Company;

     (ii) there is a reduction in the Salary (as defined in the Employment Agreement) unless such reduction is applicable to all senior executives of the Company;

     (iii) failure by the Company or any successor to the Company or its assets to continue to provide to the Grantee any material benefit, bonus, profit sharing, incentive, remuneration or compensation plan, stock ownership or purchase plan, stock option plan, life insurance, disability plan, pension plan or retirement plan in which the Grantee was entitled to participate in as at the date of the Employment Agreement or subsequent thereto, or the taking by the Company of any action that materially and adversely affects the Grantee's participation in or materially reduces his rights or benefits under or pursuant to any such plan or the failure by the Company to increase or improve such rights or benefits on a basis consistent with practices in effect prior to the date of the Employment Agreement or with practices implemented and subsequent to the date of the Employment Agreement with respect to the executive employees of the Company generally, which ever is more favorable to the Grantee, but excluding such action that is required by law;

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     (iv) without Grantee's consent, the Company requires the Grantee to relocate to any city or community other than one within a fifty (50) mile radius of the greater Houston, Texas metropolitan area, except for required travel on the Company's business to an extent substantially consistent with the Grantee's business obligations under this Agreement; or

     (v) there is any material breach by the Company of any provision of the Employment Agreement.

     (f) Termination and Benefits upon a Change in Control. In the event of a Change in Control (as defined below) the nonvested portion of the Option shall become 100% vested and Option shall remain exercisable for a period equal to the lesser of (i) one (1) year following the date of termination or (ii) the remaining period of the term as described in Section 2 hereof.

     "Change of Control" means or shall be deemed to have occurred if and when:
(i) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the outstanding voting stock of the Company; (ii) the Company is merged with or into or consolidated with another Person and, immediately after giving effect to the merger or consolidation, (a) less than 50% of the total voting power of the outstanding voting stock of the surviving or resulting Person is then "beneficially owned" (within the meaning of Rule 13d-3 under the Exchange Act) in the aggregate by the stockholders of the Company immediately prior to such merger or consolidation, and (b) any "person" or "group" (as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act) has become the direct or indirect "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of the voting stock of the surviving or resulting Person; (iii) the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of the Company assets (either in one transaction or a series of related transactions); (iv) the liquidation or dissolution of the Company; or (v) during any consecutive two-year period individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination by the Board of Directors for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

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     Section 6. No Employment Commitment. Grantee acknowledges that neither the grant of this Option nor the execution of this Agreement by the Company shall be interpreted or construed as imposing upon the Company an obligation to retain his services on behalf of the Company or its affiliates for any stated period of time, and the period of his employment shall be subject to the Employment Agreement.

     Section 7. Grantee's Agreement. Grantee expressly and specifically agrees that:

     (a) The grant of the options is special incentive compensation which shall not be taken into account as "wages" or "salary" in determining the amount of payment or benefit to the Grantee under any pension, thrift, stock or deferred compensation plan of the Company or any affiliate, as the case may be; and

     (b) On behalf of the Grantee's beneficiary, such grant shall not affect the amount of any life insurance coverage available to such beneficiary under any life insurance plan covering employees of the Company or any affiliate.

     Section 8. Committee Determinations. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee, the Company or the Board, as appropriate, upon any questions arising under this Agreement.

     Section 9. Non-Transferability. The Option granted hereunder is not transferable or assignable by Grantee except by will or by the laws of descent and distribution. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities, obligations or torts of Grantee.

     Section 10. No Guarantee of Tax Consequences. The Company and the Committee make no commitment or guarantee that any federal or state tax treatment will apply or be available to any person eligible for benefits under the Option. The Grantee has been advised and been provided the opportunity to obtain independent legal and tax advice regarding the grant and exercise of the Option and the disposition of any shares of Common Stock acquired thereby.

     Section 11. No Rights in Shares. Grantee shall have no rights as a stockholder in respect of the Option Shares until the Grantee becomes the record holder of such shares of Common Stock.

     Section 12. Withholding of Taxes.

     (a) Tax Withholding. This Option is subject to and the Company shall have the power and the right to deduct or withhold, or require an Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Option or its exercise hereunder.

     (b) Share Withholding. With respect to tax withholding required upon the exercise of the Option, Grantee may elect, subject to the approval of and terms and conditions established by the Committee in its sole discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Common Stock having a fair market value, as determined by the Committee using methods as authorized under the Mission Resources Corporation 2004 Incentive Plan, on the date the tax is to be determined equal to the statutory total tax which could be imposed on the transaction. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate. Any fraction of a share of Common Stock required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash by the Grantee.

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     The Company shall have the right to take such other action as may be necessary or appropriate to satisfy any such tax withholding obligations.

     Section 13. Restrictions on Exercise. The Option may not be exercised if the issuance of such Common Stock or the exercise of the Option itself (including but not limited to the method of payment of the consideration for such shares of Common Stock) would constitute a violation of any applicable federal or state securities or other laws or regulations, any rules or regulations of any stock exchange on which the Common Stock may be listed or Company policies.

     Section 14. No Fractional Shares. The Option may only be exercised with respect to full shares of Common Stock, and no fractional share of Common Stock shall be issued.

Section 15.       General.

     (a) Notices. All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their signatures below or at such other address as may be designated in writing by either of the parties to one another. Notices shall be effective upon receipt.

     (b) Amendment and Termination. No amendment, modification or termination of the Option or this Agreement shall be made at any time without the written consent of Grantee and Company.

     (c) Severability. In the event that any provision of this Agreement shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Agreement, and the Agreement shall be construed and enforced as if the illegal, invalid, or unenforceable provision had not been included herein.

     (d) Supersedes Prior Agreements. This Agreement shall supersede and replace all prior agreements and understandings, oral or written, between the Company and the Grantee regarding the grant of this Option and the Option Shares covered hereby.

     (e) Governing Law. The Option shall be construed in accordance with the laws of the State of Texas without regard to its conflict of law provisions, to the extent federal law does not supersede and preempt Texas law.

     (f) Community Property. Each spouse individually is bound by, and such spouse's interest, if any, in any Option Shares is subject to, the terms of this Agreement. Nothing in this Agreement shall create a community property interest where none otherwise exists.

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     (g) Successors and Assigns. Subject to the limitations which this Agreement imposes upon transferability of the Option, this Agreement shall bind, be enforceable by and inure to the benefit of the Company and its successors and assigns, and Grantee, and, upon his death, on his estate and beneficiaries thereof (whether by will or the laws of descent and distribution).

                            [Signature page follows.]


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     IN WITNESS WHEREOF, this Agreement is executed and entered into effective on the day and year first above written.


ATTEST:                                   MISSION RESOURCES CORPORATION
                                          1331 Lamar Street, Suite 1455
                                          Houston, Texas 77010-3039
/s/ Leslee M. Ranly
-------------------
Leslee M. Ranly
Vice President & Secretary                By: /s/ Robert L. Cavnar
                                              --------------------
                                          Name:  Robert L. Cavnar
                                          Title:  Chairman, President & CEO

                                          /s/ Tom C. Langford
                                          -------------------
                                          Tom C. Langford, Grantee


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